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                                                               Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-37224 on Form S-8 of Air T, Inc. and subsidiaries of our report dated June 21, 2004 which report expresses an unqualified opinion, appearing in this Annual Report on Form 10-K/A of Air T, Inc. for the year ended March 31, 2004.
/s/ Deloitte & Touche LLP
Charlotte, North Carolina
November 9, 2004

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